SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report Date of earliest event reported): October 4, 2005

                               NOWAUTO GROUP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-50709               77-0594821
             ------                   ---------               ----------
(State or other jurisdiction      (Commission File      (IRS Employer ID Number)
     of incorporation)                  Number)

            2239 N. Hayden Road, Suite 100, Scottsdale, Arizona 85257
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                           GLOBAL-E INVESTMENTS, INC.
                           --------------------------
          (Former name or former address if changed since last report)

Registrant's telephone number, including area code (480) 999-0007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (1 7 CFR 240.13e-4(c))



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 Item 8.01 Other Events

     In a press release dated October 4, 2005, NowAuto Group, Inc. announced record sales of 341 vehicles for September 2005, which is up 15% from the previous month of August 2005 sales. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

      Exhibit No.        Description
      -----------        -----------

      99.1               Press Release dated October 4, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NowAuto Group, Inc.


 Date: October 4, 2005                  /s/ Scott Miller
                                        -------------------------------------
                                        Scott Miller, Chief Executive Officer







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